NOTE G - INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
NOTE G -- INCOME TAXES

The provision (benefit) for income taxes is as follows:

	2011	2010

Current provision	$1,302	$702
Deferred provision (benefit)	527	(384)

Total provision for income taxes	$1,829	$318

The following table reconciles the expected federal tax provision applied to pre-tax income based on the federal statutory tax rate of 34% to the actual tax provision:

	2011	2010

Income before income taxes	$5,379	$1,163

Income tax provision at Federal statutory rate	$1,829	$395

State income taxes	39	-
Changes in estimated effective tax rates	-	(64)
Other	(39)	(13)

Total income tax provision	$1,829	$318

The tax effect of temporary differences giving rise to the Company’s deferred tax assets and liabilities are as follows:

	2011	2010
Deferred tax assets:
Allowance for uncollectible accounts receivable	$103	$44
Employee compensation and amounts withheld	292	253
Accrued expenses	505	654
Unicap and inventory reserves	940	554
State tax credits	110	108
Interest rate swap (in equity)	91	101
Pension liability (in equity)	1,371	1,013
Goodwill	414	689
	$3,826	$3,416

Deferred tax liabilities:
Property, plant and equipment	$6,518	$5,926
Pension	347	350
	6,865	6,276
Net deferred tax asset (liability)	$(3,039)	$(2,860)

Reflected in consolidated balance sheets as:
Net current deferred tax asset	$1,951	$1,613
Net long-term deferred tax liability	(4,990)	(4,473)
	$(3,039)	$(2,860)

The change in the net deferred tax asset is reflected in the accompanying consolidated financial statements as:
Deferred provision (benefit) allocated to income	$527	$(384)
Deferred benefit allocated to equity	(348)	(133)
	$179	$(517)

The Company will only recognize a deferred tax asset when, based upon available evidence, realization is more likely than not.

Under FASB ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position.  The Company has determined that it has no uncertain tax positions.

On September 12, 2011, The Internal Revenue Service completed its examination of the Company’s 2009 tax return, making no change in the Company’s reported tax.  The Company’s subsequent years’ returns are subject to examination by federal taxing authorities.  On January 21, 2010, the Internal Revenue Service completed its examination of the Company's 2007 and 2008 tax returns, increasing the Company's net tax by $9.

The Company has open tax years from 2002 – 2010 with various tax jurisdictions.  The statute of limitations for Connecticut tax returns is closed for all tax years prior to 2002, due to utilization of credit carryforwards and net operating loss carryfowards.

The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.  As of the date of adoption of the provisions of FASB ASC 740, Income Taxes, as it relates to the accounting for uncertainty in income taxes, there was no accrued interest or penalties associated with any recognized tax benefits, nor was any interest expense recognized during the year.

The Company also has approximately $187 of state tax credit carryforwards relating to property taxes paid on electronic data processing equipment, training expenses, and capital investments available for use on the 2011 tax return.  The Company expects the carryforward to 2012 to be approximately $163.  The state credits have various carryforward periods and will begin to expire if they are not utilized over the next five years.